EXHIBIT 1

Notes to Unaudited Pro Forma Financial Statement Information

     The following unaudited pro forma balance sheet as of March 31, 2009 presents the financial position of Aspen Exploration Corporation (“the Company”) assuming the disposition of oil and gas producing assets during the nine-months then ended had been completed on the first day of the period.

     The following unaudited pro forma statements of operations for the nine-months ended March 31, 2009 and for the fiscal year ended June 30, 2008, present the Company’s results of operations assuming that the transactions had been completed the first day of the period presented. In the opinion of management, these statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of the transactions on the historical financial information of the company. The adjustments set forth in the “Pro Forma Adjustments” column are described in the Notes to Unaudited Pro Forma Financial Statements.

     The sale of the Company’s gas assets provided approximately $8 million in cash (net of fees related to the sale) from the sale of its California assets. In addition, the Company received approximately $993,000 in cash, and was relieved of approximately $225,000 of debt on the sale of its Montana assets, which was completed on February 27, 2009.

     The unaudited pro forma financial statements for the periods presented do not purport to present what the Company’s results of operations or financial position actually would have been had the transactions occurred on the dates noted above, or to project the Company’s results of operations for any future periods. The pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable under the circumstances. Actual amounts could differ materially from these estimates. The pro forma results should be read in conjunction with the financial statements and notes thereto in the Company’s Annual Report on Form 10-KSB for the year ended June 30, 2008 and quarterly report 10-Q for the nine months ended March 31, 2009.

     ASPEN EXPLORATION CORPORATION
UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS

	As Reported	Pro Forma		Pro Forma
	March 31, 2009	Adjustments	Footnote	March 31, 2009
Current assets:
Cash and cash equivalents	$4,978,296	$7,738,112	A	$12,716,408
Marketable securities	151,887	-		151,887
Accounts and trade receivables	912,461	-		912,461
Other current assets	96,229	-		96,229
Total current assets	6,138,873	7,738,112		13,876,985
Property and equipment
Oil and gas property	20,288,722	(20,288,722)	A	-
Support equipment	96,560	-		96,560

	20,385,282	(20,288,722)		96,560
Accumulated depletion and impairment - full cost pool	(15,323,066)	15,323,066	A	-
Accumulated depreciation - support equipment	(29,510)	-		(29,510)

Net property and equipment	5,032,706	(4,965,656)		67,050

Other assets:
Deposits	250,000	-		250,000
Deferred income taxes	161,500	(96,500)	B	65,000

Total other assets	411,500	(96,500)		315,000

Total assets	$11,583,079	$2,675,956		$14,259,035

ASPEN EXPLORATION CORPORATION
UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS (Continued)

	March 31,	Pro Forma		March 31,
	2009	Adjustments		2009

Current liabilities:
Accounts payable	$628,321	$-		$628,321
Other current liabilities and accrued expenses	-	-		-
Deposits on sale of gas property	2,401,100	(2,401,100)	A	-
Income tax payable	-	2,280,000	B	2,280,000
Notes payable - current portion	166,667	-		166,667
Asset retirement obligation, current portion	30,900	(30,900)	A	-
Total current liabilities	3,226,988	(152,000)		3,074,988
Long-term liabilities
Asset retirement obligation, net of current portion	495,350	(495,350)	A	-
Total long-term liabilities	495,350	(495,350)		-

Stockholders' equity:
Common stock, $.005 par value:
Authorized: 50,000,000 shares
Issued and outstanding: At December 31, 2008,
and June 30, 2008, 7,259,622 shares	36,298	-		36,298
Capital in excess of par value	7,676,458	-		7,676,458
Accumulated other comprehensive loss	(566,046)	-		(566,046)
Retained earnings	714,031	3,323,306	A, B, C	4,037,337
Total stockholders' equity	7,860,741	3,323,306		11,184,047

Total liabilities and stockholders' equity	$11,583,079	$2,675,956		$14,259,035

ASPEN EXPLORATION CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported			Pro Forma
	Nine Months Ended	Pro Forma		Nine Months Ended
	March 31, 2009	Adjustments	Footnote	March 31, 2009

Revenues:
Oil and gas sales	$2,606,637	$(2,606,637)	C	$-

Operating expenses:
Oil and gas production	940,452	(940,452)	C	-
Accretion, and depreciation,
depletion and amortization	1,340,238	(1,329,600)	C	10,638
Additional depletion/impairment of full cost pool assets	3,550,000	(3,550,000)	C	-
Selling, general and administrative	516,271	398,082	C	914,353

Total operating expenses	6,346,961	(5,421,970)		924,991

Income (loss) from operations	(3,740,324)	2,815,333		(924,991)

Other income (expenses)
Interest and other income	17,477	-		17,477
Interest and other (expenses)	(107,681)	-		(107,681)
Gain (Loss) on conveyance of property	(2,157,000)	2,884,473	A	727,473
Gain on investments	12,049	-		12,049
Gain (loss) on sale of assets	(24,240)	-		(24,240)

Total other income (expenses)	(2,259,395)	2,884,473		625,078

Income (loss) before income taxes	(5,999,719)	5,699,806		(299,913)
Provision for income taxes	2,442,861	(2,376,500)	B	66,361

Net income (loss)	$(3,556,858)	$3,323,306		$(233,552)

Basic net income (loss) per share	$(0.49)	$0.46		$(0.03)

Diluted net income (loss) per share	$(0.49)	$0.46		$(0.03)

Weighted average number of common shares outstanding
used to calculate basic net income (loss) per share :	7,259,622	7,259,622		7,259,622
Effect of dilutive securities:
Equity based compensation	-	-		-
Weighted average number of common shares outstanding
used to calculate diluted net income (loss) per share :	7,259,622	7,259,622		7,259,622

ASPEN EXPLORATION CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

	As Reported			Proforma
	Year Ended	Pro Forma		Year Ended
	June 30, 2008	Adjustments	Footnote	June 30, 2008

Revenues:
Oil and gas sales	$5,390,367	$(5,390,367)	C	$-

Operating expenses:
Oil and gas production	1,463,415	(1,463,415)	C	-
Accretion, and depreciation,				-
depletion and amortization	2,451,417	(2,430,151)	C	21,266
Selling, general and administrative	621,463	607,269	C	1,228,732

Total operating expenses	4,536,295	(3,286,297)		1,249,998

Income (loss) from operations	854,072	(2,104,070)		(1,249,998)

Other income (expenses)
Interest and other income	117,354	-		117,354
Interest and other (expenses)	(63,678)	-		(63,678)
Gain on investments	4,834	-		4,834
Gain (Loss) on sale of assets	-	3,110,869	A	3,110,869

Total other income (expenses)	58,510	3,110,869		3,169,379

Income (loss) before income taxes	912,582	1,006,799		1,919,381
Provision for income taxes	(109,779)	2,097,000	B	1,987,221

Net income (loss)	$802,803	$3,103,799		$3,906,602

Basic net income (loss) per share	$0.11	$0.43		$0.54

Diluted net income (loss) per share	$0.11	$0.42		$0.53

Weighted average number of common shares outstanding
used to calculate basic net income (loss) per share :	7,259,622	7,259,622		7,259,622
Effect of dilutive securities:
Equity based compensation	113,455	113,455		113,455
Weighted average number of common shares outstanding
used to calculate diluted net income (loss) per share :	7,373,077	7,373,077		7,373,077

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
OF ASPEN EXPLORATION CORPORATION

A.	The asset allocation of the sale of the Company’s oil and gas assets:

		Nine-Months Ended	Fiscal Year Ended
		March 31, 2009	June 30, 2008

	Purchase Price - Cash	$10,139,112	$13,197,333
	Oil & Gas Property, Net	(4,965,656)	(13,197,889)
	Note Payable	-	275,000
	Asset Retirement Obligations	526,250	732,355
	Add: Net Oil & Gas Income	1,666,185	3,926,952
	Add: Management Fees	398,082	607,269
	Deduct: Depreciation, Depletion & Amortization	(4,879,600)	(2,430,151)

	Gain on Sale	$2,884,373	$3,110,869

B.	To reverse deferred tax liabilities and assets and record the tax provision for the gain on the sales:

		Nine-Months Ended	Fiscal Year Ended
		March 31, 2009	June 30, 2008

	Deferred TaxAssets	$(96,500)	$(1,573,500)

	Income Tax Payable	(2,280,000)	(423,000)
	Deferred TaxLiability	-	4,093,500

	Current Tax Provision	(2,280,000)	(423,000)
	Deferred TaxProvision	(96,500)	2,520,000

		$(2,376,500)	$2,097,000

C.	To eliminate operating revenue, costs, and expenses assuming the sales was consummated the first day of the fiscal year:

	Nine-Months Ended	Fiscal Year Ended
	March 31, 2009	June 30, 2008
Oil and Gas Sales	$(2,606,637)	$(5,390,367)
Oil and Gas Production	(940,452)	(1,463,415)
Accretion, Depletion and Amortization	(1,329,600)	(2,430,151)
Additional Depletion/Impairment of Full Cost Pool Assets	(3,550,000)	-
Selling, General, and Administrative	398,082	607,269
	(5,421,970)	(3,286,297)
Operating Income (Loss)	2,815,333	(2,104,070)
Other income (Expense), Net	2,884,473	3,110,869
Income (Loss) Before Tax	5,699,806	1,006,799
Income Tax Provision	(2,376,500)	2,097,000
Net Income (Loss)	$3,323,306	$3,103,799